Exhibit 13.2

Certification of Chief Financial Officer pursuant to
Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

I, Yue Kou, Chief Financial Officer of Dragon Jade International Limited (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

The annual report on Form 20-F of the Company for the fiscal year ended March 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 7, 2010

/s/ Yue Kou

Yue Kou, Chief Financial Officer